UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 29, 2009

Date of Report (Date of earliest event reported)

ANTIGENICS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2009, Antigenics Inc. (the “Company”) announced its financial results for the second quarter ended June 30, 2009. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current report on Form 8-K.
Item 3.02	Unregistered Sale of Equity Securities.

On July 30, 2009, the Company entered into a Securities Purchase Agreement (the “Agreement”) pursuant to which the Company issued and sold to a certain investor shares of the Company’s common stock, par value $0.01 per share, and warrants to purchase the Company’s common stock for an aggregate purchase price of $10,000,000. Under the terms of the Agreement, the investor in the private placement purchased 5,000,000 shares of common stock at $2.00 per share, and also received six-month warrants to purchase up to 2,500,000 additional shares of common stock at an exercise price of $2.00 per share and four-year warrants to purchase up to 2,173,900 additional shares of common stock at an exercise price of $2.30 per share. The form of the six-month purchase warrant, form of the four-year purchase warrant and the Agreement are attached to this report as Exhibits 4.1, 4.2 and 10.1, respectively, and are incorporated herein by reference.

The Company has agreed to file a registration statement covering shares issued in the private placement and issuable upon exercise of the warrants.

The Company paid Rodman & Renshaw, as placement agent, a cash placement fee equal to 6% of the aggregate purchase price. The securities were issued in reliance upon the exemptions from the registration under the Securities Act provided by Regulation D and Section 4(2). The securities were issued directly by the registrant and did not involve a public offering or general solicitation. The investor in the private placement is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D.

A copy of the press release issued in connection with the private placement is being filed as Exhibit 99.2 to this Current Report on Form 8-K.
Item 8.01	Other Events.

On July 29, 2009, the Company entered into a waiver agreement (the “Waiver”) with Ingalls & Synder Value Partners L.P. (“Ingalls”), the majority holder of the Company’s Senior Secured Convertible Notes issued on October 30, 2006 (the “2006 Notes”), whereby Ingalls waived all of their rights under Sections 4 and 7(a) of the 2006 Notes with respect to the Company’s sale and issuance of certain new securities, including the shares of common stock and warrants sold in the private placement pursuant to the Agreement.
Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
4.1 Form of 6 Month Warrant

4.2 Form of 4 Year Warrant

10.1 Securities Purchase Agreement dated July 30, 2009

99.1 Press Release dated July 30, 2009

99.2 Press Release dated July 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.

Date: August 3, 2009	By:	/s/ Shalini Sharp
Shalini Sharp
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	Form of 6 Month Warrant

4.2	Form of 4 Year Warrant

10.1	Securities Purchase Agreement dated July 30, 2009

99.1	Press Release dated July 30, 2009

99.2	Press Release dated July 31, 2009